EXECUTION COPY
FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is executed as of May 15, 2007 (the “Effective Date”) among COFINA FUNDING, LLC (the “Issuer”), VOYAGER FUNDING CORPORATION (the “Conduit Purchaser”), BANK HAPOALIM B.M. (the “Funding Agent”), and the Committed Purchasers party hereto.
     Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).
RECITALS
     WHEREAS, the Issuer, the Conduit Purchaser, the Funding Agent and the Committed Purchasers are parties to that certain Note Purchase Agreement dated as of May 16, 2006 (the “Agreement”);
     WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
          1. Amendment. The definition of “Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended and restated in its entirety as follows:
          “Purchase Expiration Date” means May 13, 2008.
          2. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
          3. Conditions Precedent. This Amendment shall not be effective until the Funding Agent shall have received an original counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Funding Agent of the execution and delivery of this Amendment by such parties.
          4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.
          6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

2

     IN WITNESS WHEREOF, this Amendment has been duly signed by the parties as of the date set forth above.

COFINA FUNDING, LLC, as Issuer
By:
Name:
Title:

VOYAGER FUNDING CORPORATION, as Conduit Purchaser
By:
Name:
Title:

BANK HAPOALIM B.M., as Funding Agent
By:
Name:
Title:

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Committed Purchaser Purchaser Percentage: 25%
By:
	Name:	Gary J. Sloan
	Title:	Vice President

By:
	Name:	John W. Howard Jr.
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH
By:
Name:
Title:
Purchaser Percentage: 75%